Summary Prospectus and Prospectus Supplement
Select Fund Summary Prospectus and Prospectus dated March 1, 2024
Supplement dated June 21, 2024

Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the fund effective September 15, 2024.

The following changes are effective July 1, 2024.

The following entry is added under Portfolio Managers on page 4 of the summary prospectus and page 5 of the prospectus.
Ben Abelson, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2013.

The following entry is added under The Fund Management Team on page 10 of the prospectus.
Ben Abelson
Mr. Abelson, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2013 as an investment analyst. He became a senior investment analyst in 2017 and a portfolio manager in 2024. He has a bachelor’s degree in English from Wesleyan University and a master’s degree in business administration from the University of Chicago Booth School of Business. He is a CFA© charterholder.

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